UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

78 SW 7th Street, Suite 500, Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 29, 2023, KeyStar Corp., a Nevada corporation (the “Company,” “we” or “our”), entered into a Fifth Amended and Restated Discretionary Non-Revolving Line Of Credit Demand Note with Excel Family Partners, LLLP, a Florida limited liability limited partnership (“Excel”) in the principal amount of not more than $2,000,000 (the “Note”). The Note amends and restates that certain Fourth Amended and Restated Discretionary Non-Revolving Line Of Credit Demand Note between us and Excel entered into on September 14, 2023 in the principal amount of not more than $10,000,000 (the “Former Note”). Excel is controlled by Mr. Bruce Cassidy, our Secretary and sole member of our board of directors (the “Board”). The Note does not constitute a committed line of credit. Loans under the Note are made by Excel in its sole and absolute discretion. Upon repayment of any amount of principal or interest under the Note, we may not reborrow under the Note.

A total of $10,366,652.74 of indebtedness under the Former Note was converted into shares of our common stock (the “Shares”) at a conversion price of $0.40 per Share (based on the sale by the Company of Shares within the last two years at $0.50 per share multiplied by 80%) on December 28, 2023. As a result of the conversion, the outstanding indebtedness under the Former Note was reduced to $1,135,000, which is the aggregate outstanding principal balance of all loans under the Note as of the date of the Note, and as of the date of this Current Report on Form 8-K.

All loans made under the Note accrue interest at a fixed rate per annum equal to 15.0% (the “Fixed Rate”). On the first day of each month to the date on which Excel demands payment of the Note, we will pay to Excel interest, in arrears, on the aggregate outstanding principal balance of the Note at the Fixed Rate.

Notwithstanding the above, outstanding principal and accrued and unpaid interest are due and payable upon demand. We have the right to prepay the Note, in whole or in part, at any time; provided, however, we must (i) provide Excel prior written notice of our intention to make such prepayment; and (ii) pay to Excel all interest accrued on the outstanding principal balance of the Note to the date of such prepayment.

If the Company: (i) fails to comply with any provision under the Note, including, but not limited to, failing to immediately pay all amounts due to Excel after demand thereof is made; or (ii) becomes subject to certain bankruptcy or insolvency events, at the option of Excel, the unpaid principal amount of the Note, accrued interest thereon, any fees or any other sums payable thereunder will thereafter until paid in full bear interest at a rate per annum equal to the Fixed Rate plus 2.00%.

Excel may, at its sole option, upon written notice, convert all or any portion of the indebtedness incurred under the Note (“Debt”) into fully paid and non-assessable Shares at a conversion price in an amount equal to the product of the Lowest Recent Price multiplied by 80%. The Lowest Recent Price is the lowest price per Share that we have sold one or more Shares to an investor or lender within the 24-month period prior to an applicable date of conversion; provided, however, that if no Shares were sold within such 24-month period, the Lowest Recent Price will be $0.50 per Share.

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In case of a stock split, a stock combination, or a reverse stock split of the Shares, the number of Shares into which any Debt may be converted and the conversion price shall be proportionately adjusted in the manner determined by the Board acting in good faith. Furthermore, in connection with any reclassification, capital reorganization, or other change of outstanding Shares, or in case of any consolidation or merger of the Company with or into another entity, Excel shall have the right thereafter, by converting the Debt, to receive upon such conversion the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization, or other change, consolidation or merger by a holder of the number of Shares that could have been received upon conversion of the Debt immediately prior to such reclassification, capital reorganization, or other change, consolidation or merger.

The foregoing summary of the Note is qualified in its entirety by reference to the full text of the Note which is attached as Exhibit 10.1 hereto and is incorporated by reference herein. You are urged to read said exhibit attached hereto in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

On December 27, 2023, with our consent, a total of $1,540,000.00 of the principal amount due under the Former Note was assigned from Excel to eight (8) third parties (each, a “Debt Assignee”) pursuant to an Assignment and Assumption for each Debt Assignee. The following day, we received a total of nine (9) Conversion Notices which elected, in aggregate, that a total of $10,366,652.74 of indebtedness under the Former Note be converted at a conversion price of $0.40 per Share (based on the sale by the Company of Shares within the last two years at $0.50 per share multiplied by 80%) into 25,916,631.85 Shares (the “Conversion Shares”). Excel converted $8,826,652.74 into 22,066,631.85 Conversion Shares. The Debt Assignees, collectively, converted $1,540,000 into an aggregate of 3,850,000 Conversion Shares.

The offer, sale and issuance of the Conversion Shares were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The converting debt holders acquired the Conversion Shares for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the Conversion Shares upon issuance thereof.

After the issuance of the Conversion Shares, we have a total of 67,821,631.85 Shares issued and outstanding.

The foregoing summary of the Conversion Notice is qualified in its entirety by reference to the full text of the Conversion Notice which is attached as Exhibit 4.1 hereto and is incorporated by reference herein. You are urged to read said exhibit attached hereto in its entirety.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Conversion Notice, dated December 28, 2023
10.1	Fifth Amended and Restated Discretionary Non-Revolving Line Of Credit Demand Note dated December 29, 2023 made by KeyStar Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2024	KEYSTAR CORP.

	By:	/s/ Walter Tabaschek
Walter Tabaschek, CFO

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